UBS

Fixed Income Research wCMOCalc (P6) 6.3.06 030722.1051

Yield

SuperBond

9:58:42 um September 5, 2003 Byron Holmes bholmes@pdpysv2 Page

JF20OCT 1Al 5.250% WL

Deal		Tranche		A22re2ate	Collateral
Name:	JF2000T	Type:	NA	Agency/Type:	WHOLEIFIXED
Underwriter:		Coupon:	5.250	Coupon:	5.250
Frequency:	12	Factor:	1.000000	Factor Date:	2003-10-01
Last Payment:	2003-10-25	Orig Balance:	18,705,500	Factor:
Collateral Source:	GENERIC	Curr Balance:	18,705,500	WAC:	5.600000
		Delay:	24	WAM:	238
		CUSIP:		WALA:	2
				Orig Bal:	20,000,000
				Orig Term:	360

Price PSA	100	150	200	Yield 250	300	500	800
98:08	5.539	5.569	5.600	5.632	5.664	5.789	5.969
98:08	5.536	5.566	5.597	5.628	5.660	5.784	5.961
98:09	5.534	5.563	5.594	5.625	5.656	5.779	5.954
98:09	5.531	5.560	5.590	5.621	5.652	5.773	5.946
98:10	5.529	5.558	5.587	5.617	5.648	5.768	5.939
98:10	5.526	5.555	5.584	5.614	5.644	5.762	5.931
98:11	5.523	5.552	5.581	5.610	5.639	5.757	5.924
98:11	5.521	5.549	5.577	5.606	5.635	5.751	5.916
98:12	5.518	5.546	5.574	5.603	5.631	5.746	5.909
98:12	5.516	5.543	5.571	5.599	5.627	5.741	5.902
98:13	5.513	5.540	5.567	5.595	5.623	5.735	5.894
98:13	5.510	5.537	5.564	5.592	5.619	5.730	5.887
98:14	5.508	5.534	5.561	5.588	5.615	5.724	5.879
98:14	5.505	5.531	5.557	5.584	5.611	5.719	5.872
98:15	5.503	5.528	5.554	5.581	5.607	5.713	5.864
98:15	5.500	5.525	5.551	5.577	5.603	5.708	5.857
98:16	5.497	5.522	5.548	5.573	5.599	5.703	5.849
98:16	5.495	5.519	5.544	5.570	5.595	5.697	5.842
98:17	5.492	5.516	5.541	5.566	5.591	5.692	5.835
98:17	5.490	5.513	5.538	5.562	5.587	5.686	5.827
98:18	5.487	5.510	5.534	5.559	5.583	5.681	5.820
98:18	5.484	5.507	5.531	5.555	5.579	5.676	5.812
98:19	5.482	5.505	5.528	5.552	5.575	5.670	5.805
98:19	5.479	5.502	5.525	5.548	5.571	5.665	5.797
98:20	5.477	5.499	5.521	5.544	5.567	5.659	5.790
98:20	5.474	5.496	5.518	5.541	5.563	5.654	5.783
98:21	5.471	5.493	5.515	5.537	5.559	5.648	5.775
98:21	5.469	5.490	5.511	5.533	5.555	5.643	5.768
98:22	5.466	5.487	5.508	5.530	5.551	5.638	5.760
98:22	5.464	5.484	5.505	5.526	5.547	5.632	5.753
98:23	5.461	5.481	5.502	5.522	5.543	5.627	5.746
98:23	5.458	5.478	5.498	5.519	5.539	5.621	5.738
98:24	5.456	5.475	5.495	5.515	5.535	5.616	5.731
Avg Life	8.32	7.15	6.24	5.51	4.92	3.43	2.39
Mod Dur*	6.07	5.37	4.80	4.33	3.95	2.91	2.13
First Pay	11/25/03	11/25/03	11/25/03	11/25/03	11/25/03	11/25/03	11/25/03

UBS Securities Ltd. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research wCMOCalc (P6) 6.3.06 030722.1051

Yield

SuperBond

9:58:42 am September 5, 2003 Byron Holmes bholmes@pdpysv2 Page

		Yield
Price	PSA	100	150	200	250	300	500	800
Last Day		08/25/23	08/25/23	08/25/23	08/25/23	08/25/23	08/25/23	03/25/22
Trade: 2003-09-04, Sett: 2003-10-30, *-Based on PX 98:16
Default Pricing: PX 98.344
Calc Model: Calc Model: KPCMO Cashflow PPMODEL 0GOLDTURNOVERNEWYC PLATYC